UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )

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☐  Preliminary Proxy Statement

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☒  Definitive Proxy Statement

☐  Definitive Additional Materials

☐  Soliciting Material under Rule 14a-12

WAVEDANCER, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒  No fee required

☐  Fee paid previously with preliminary materials

☐  Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

August 4, 2022

Dear Stockholder,

We, the Board of Directors of WaveDancer, Inc., cordially invite you to attend our 2022 Annual Meeting of Stockholders (the “Annual Meeting”) to be held via the Internet at 10:00 AM on Tuesday, September 13, 2022. The Annual Meeting will be a completely virtual meeting. You may attend the Annual Meeting, and may submit questions and vote prior to and during the Annual Meeting until polls are closed, at https://agm.issuerdirect.com/WAVD using your shareholder information provided on the proxy card accompanying this Proxy Statement. There is no physical location for the Annual Meeting.

The formal notice of the 2022 Annual Meeting and Proxy Statement have been made a part of this invitation.

At this year’s meeting, we will vote on the election of Linda L. Singh and Bonnie K. Wachtel as Class I directors and the ratification of the selection of CohnReznick LLP as our independent registered public accounting firm. We will also conduct non-binding advisory votes to approve the compensation of our Named Executive Officers and regarding the frequency of future say-on-pay votes. Finally, we will transact such other business as may properly come before the meeting.

Whether or not you attend the Annual Meeting virtually, it is important that your shares are represented and voted at the Annual Meeting. You may vote over the Internet or by telephone or, if you requested printed copies of the proxy materials, by mailing a proxy or voting instruction card. Voting over the Internet, by telephone or by written proxy will ensure your representation at the Annual Meeting regardless of whether you attend the meeting virtually.

The Proxy Statement and the Annual Report are available at https://www.iproxydirect.com/wavd and our website at ir.wavedancer.com/sec-filings or by contacting Gwen Pal at Gwen@wavedancer.com.

We look forward to seeing your virtual attendance at our Annual Meeting. Thank you for your ongoing support of, and continued interest in WaveDancer, Inc.

Sincerely,

G. James Benoit, Jr. Chief Executive Officer

August 4, 2022

NOTICE OF 2022 ANNUAL MEETING OF STOCKHOLDERS OF WAVEDANCER, INC.

TIME:	10:00 AM
DATE:	September 13, 2022
PLACE:	ONLINE: https://agm.issuerdirect.com/WAVD

PURPOSES:

1.	To elect two (2) Class I directors, Linda L. Singh and Bonnie K. Wachtel, to serve until the 2025 Annual Meeting of Stockholders and until their successors are elected and qualified.
2.	To consider and vote on whether to approve, on an advisory basis, the compensation of our Named Executive Officers.
3.	To vote on a non-binding, advisory resolution to establish the frequency of future advisory stockholder votes to approve the compensation of our Named Executive Officers.
4.	To ratify the appointment of CohnReznick LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.
5.	To consider any other business that is properly presented at the meeting.

Our Board of Directors recommends you vote “FOR” the election of the two director nominees, the approval of our executive compensation, and the ratification of our independent auditors, and “3 YEARS” for the frequency of future votes on executive compensation.

Only stockholders of record at the close of business on July 22, 2022 are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. We have determined that it is in our and our stockholders’ best interest to hold the Annual Meeting “virtually” via live audio webcast. The virtual Annual Meeting affords our stockholders the same rights and opportunities as an in-person meeting, while allowing them to attend the meeting regardless of their geographic location or other circumstances that could limit their ability to attend an in-person meeting. To attend the Annual Meeting or examine our list of stockholders, go to https://agm.issuerdirect.com/WAVD at the meeting date and time described above and in the accompanying Proxy Statement. There is no physical location for the Annual Meeting.

All stockholders are cordially invited to attend the Annual Meeting virtually. Whether or not you plan to attend, please vote your shares by telephone or by the Internet as promptly as possible. Telephone and Internet voting instructions can be found on the notice card. Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be signed and returned to assure that all your shares will be voted. You may revoke your proxy at any time prior to the Annual Meeting. If you attend the Annual Meeting virtually and vote, your proxy will be revoked and only your vote at the Annual Meeting will be counted.

The Proxy Statement and our Annual Report for the fiscal year ended December 31, 2021, are available at https://www.iproxydirect.com/wavd or ir.wavedancer.com/sec-filings. You can also access these materials by contacting Gwen Pal at Gwen@wavedancer.com.

BY ORDER OF THE BOARD OF DIRECTORS

G. James Benoit, Jr. Chief Executive Officer

Your Vote is Important to us. Regardless of whether you plan to attend, we urge all stockholders to vote on the matters described in the accompanying Proxy Statement. We hope that you will promptly vote and submit your proxy by dating, signing and returning the enclosed proxy card. This will not limit your rights to attend or vote at the Annual Meeting.

WaveDancer, Inc.	2022 Proxy Statement

WaveDancer, Inc.
12015 Lee Jackson Memorial Highway
Fairfax, Virginia 22033
(703) 383-3000

PROXY STATEMENT

FOR THE 2022 ANNUAL MEETING OF STOCKHOLDERS

INFORMATION ABOUT THE MEETING, VOTING AND PROXIES

Date, Time and Place of Meeting

This proxy statement (“Proxy Statement”) is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors (the “Board”) of WaveDancer, Inc. (“we,” “WaveDancer” or the “Company”) for use at the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on September 13, 2022 beginning at 10:00 a.m. EDT and at any adjournment or postponement of that meeting. The Annual Meeting will take place exclusively in a virtual meeting format at https://agm.issuerdirect.com/WAVD, as further described below in “Attendance at the Virtual Annual Meeting.” On or about August 4, 2022, we are either mailing or providing notice and electronic delivery of these proxy materials together with an annual report, consisting of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (the “2021 Annual Report”), and other information required by the rules of the Securities and Exchange Commission (the “SEC”). Please refer to these materials for instructions regarding virtual attendance at the Annual Meeting and how to submit your vote for the proposals described in this Proxy Statement.

Internet Availability of Proxy Materials

Under the U.S. Securities and Exchange Commission’s “notice and access” rules, we have elected to use the Internet as our primary means of furnishing proxy materials to our stockholders. Consequently, most stockholders will not receive paper copies of our proxy materials. We instead sent these stockholders a Notice of Internet Availability of Proxy Materials (“Internet Availability Notice”) containing instructions on how to access this Proxy Statement and our Annual Report and vote via the Internet. The Internet Availability Notice also included instructions on how to receive a paper copy of your proxy materials, if you so choose. If you received your annual meeting materials by mail, your proxy materials, including your proxy card, were enclosed. We believe that this process expedites stockholders’ receipt of proxy materials, lowers the costs of our Annual Meeting and helps to conserve natural resources.

Voting Instructions

The specific proposals to be considered and acted upon at the Annual Meeting are each described in this Proxy Statement. Only holders of our common stock, par value $0.001 per share, as of the close of business on July 22, 2022 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. On the Record Date, there were 17,473,262 shares of common stock issued and outstanding. Each stockholder is entitled to one vote per share of common stock held on all matters to be voted on by our stockholders.

Before the Annual Meeting, you can vote shares for which you are the stockholder of record by completing, signing and returning by mail the enclosed proxy card, or by following the instructions on the proxy card to vote by telephone or internet. In order to be counted, proxies submitted electronically by telephone or the Internet must be received by 11:59 p.m., Eastern Standard Time, on September 12, 2022. Proxies submitted by postal mail must be received before the start of the Annual Meeting.

WaveDancer, Inc.	2022 Proxy Statement

If your shares are registered directly in your name with our transfer agent, Issuer Direct, an Internet Availability Notice was sent directly to you by the Company. The Internet Availability Notice provides instructions on how to request printed proxy materials and how to access your proxy card which contains instructions on how to vote via the Internet or by telephone. For stockholders who receive a paper proxy card, instructions for voting via the Internet or by telephone are set forth on the proxy card, as described above.

If you are a stockholder that holds its shares in “street name” through a bank, broker or other holder of record (a “Nominee”), the Internet Availability Notice was forwarded to you by your Nominee, and you will receive instructions from your Nominee that must be followed in order for your Nominee to vote your shares per your instructions. Otherwise, you have the option to submit your proxy or voting instructions to your Nominee by telephone or the Internet. These stockholders should review and follow the voting instructions provided by their Nominee, including any instructions relating to revoking voting instructions. If you hold your shares in “street name” and wish to vote at the Annual Meeting virtually, you must obtain a legal proxy from your Nominee.

You also may vote your shares at the Annual Meeting if you attend virtually. If you are a stockholder of record, you may revoke your proxy at any time before it is voted by providing to our Corporate Secretary either a written instrument revoking it or a duly executed proxy bearing a later date. You also may revoke your proxy by attending the Annual Meeting virtually and giving notice of revocation. Attendance at the Annual Meeting, by itself, will not constitute revocation of a proxy. Your vote is important to WaveDancer. We encourage you to submit your proxy even if you plan to attend the Annual Meeting virtually. You can always change your vote before the meeting or at the meeting, as described above.

Attendance at the Virtual Annual Meeting

We will host the Annual Meeting live online, via Internet webcast. The Internet webcast will start at 10:00 a.m. EDT, on September 13, 2022. To access the virtual Annual Meeting, please go to https://agm.issuerdirect.com/WAVD. You will have the option to log in to the virtual Annual Meeting as a “Stockholder” with a control number or as a “Guest.” If you are a stockholder of record as of the Record Date, you may log in as a “Stockholder” using the Control ID and Request ID for the Annual Meeting, both of which can be found on your proxy card.

If you are not a stockholder of record, but hold shares in “street name” through a Nominee, you may attend the Annual Meeting as “Guest” by entering your name and email address. As a “Guest”, you will have access to the Annual Meeting materials and will be able to ask questions during the Annual Meeting, but you will not be able to vote during the Annual Meeting. If you hold your shares through a Nominee and you desire to vote during the Annual Meeting, you must register in advance to attend the Annual Meeting as a “Stockholder”. To register to attend the virtual Annual Meeting as a “Stockholder”, you must provide proof of beneficial ownership as of the Record Date, such as an account statement, legal proxy from your Nominee, or similar evidence of ownership along with your name and email address to Issuer Direct.

Whether you attend the Annual Meeting as a “Stockholder” or as a “Guest”, please allow yourself ample time for the online check-in procedures.

Questions at the Meeting

By accessing https://agm.issuerdirect.com/WAVD on the Internet, our stockholders will be able to submit questions in writing in advance of or during the Annual Meeting, vote, view the Annual Meeting procedures, and obtain copies of proxy materials. Stockholders will need their unique control number which appears on the proxy card accompanying this Proxy Statement and the instructions that accompanied the proxy materials.

Representatives of CohnReznick LLP, our independent registered public accounting firm for the fiscal year ended December 31, 2021, are not expected to be present at the Annual Meeting, and accordingly will not have the opportunity to make a statement or be available to respond to questions.

Quorum

In order for any business to be conducted at the Annual Meeting, a quorum must be present. The presence at the Annual Meeting, either by attendance or by proxy, of holders of our common stock entitled to vote and representing at least a majority of our outstanding voting power entitled to vote at the Annual Meeting will constitute a quorum for the transaction of business. If you submit a properly executed proxy, regardless of whether you abstain from voting on one or more matters, your shares will be counted as present at the Annual Meeting for the purpose of establishing a quorum for all matters voted on at the Annual Meeting. Accordingly, shares that constitute broker non-votes will also be counted as present at the Annual Meeting for the purpose of establishing a quorum, including for votes on non-routine matters, despite not being entitled to vote on non-routine matters. If a quorum is not present at the scheduled time of the Annual Meeting, the stockholders who are present may adjourn the Annual Meeting until a quorum is present. The time and place of the adjourned Annual Meeting will be announced at the time the adjournment is taken, and no other notice will be given. An adjournment will have no effect on the business that may be conducted at the Annual Meeting.

Proposals

In addition to conduct any other business that may properly come before the Annual Meeting or any adjournments or postponements thereof, the proposals to be voted on at the Annual Meeting are as follows:

●

Proposal 1: Election of two Class I director nominees, Linda L. Singh and Bonnie K. Wachtel. The Board believes that the nominees’ knowledge, skills, and abilities would positively contribute to the function of the Board as a whole.

●

Proposal 2: The Say-on-Pay Proposal, to approve, on a non-binding advisory basis, the compensation paid to the Named Executive Officers as described below in the section entitled “Compensation Overview.” The Company has designed its compensation programs to reward and motivate employees to continue to grow the Company. The Compensation Committee takes stockholder views seriously and will take into account the advisory vote in future executive compensation decisions.

●

Proposal 3: This proposal gives our stockholders the opportunity to cast an advisory, non-binding vote, in accordance with Section 14A of the Exchange Act, on how often we should include advisory say-on-pay votes (that is, votes similar to Proposal 2 in this Proxy Statement) in our proxy materials for our future annual stockholders’ meetings or any special stockholders’ meeting for which we must include Named Executive Officer compensation information in the proxy materials. Stockholders may vote their preference to have future advisory say-on-pay votes once every year, once every two years, or once every three years. If you have no preference, you may choose to abstain from voting on this proposal. The Board believes that holding an advisory say-on-pay vote every three years is the most appropriate option for our Company. The Board therefore recommends stockholders vote “3 Years” for this Proposal.

WaveDancer, Inc.	2022 Proxy Statement

●

Proposal 4: The Audit Committee has appointed CohnReznick LLP as our Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2022. The Audit Committee and the Board believe that the retention of CohnReznick LLP is in the best interests of the Company and its stockholders.

Required Vote for Approval

The vote required for each proposal and the treatment and effect of abstentions, broker non-votes, and signed but unmarked proxy cards with respect to each proposal are as follows:

Proposal	Votes Required for Approval	Effect of Abstentions(1)	Effect of Nominee’s Uninstructed Shares(1)	Signed but Unmarked Proxy Cards(2)
Proposal 1 Election of directors	Majority of votes cast with respect to each nominee(3)	No effect	Broker non-vote/ No effect	Voted “For” each nominee
Proposal 2 Advisory, non-binding vote to approve Named Executive Officer compensation	Majority of shares present and represented by proxy entitled to vote	Same effect as a vote “Against”	Broker non-vote/ No effect	Voted “For”
Proposal 3 Advisory, non-binding vote on frequency of the advisory vote to approve Named Executive Officer Compensation

The frequency (every year, every two years or every three years) that receives the most votes cast by stockholders present in person or represented by proxy and entitled to vote will be considered the frequency recommended by the stockholders

		No effect	Broker non-vote/ No effect	Voted for a frequency of every three years (“3 years”)
Proposal 4 Ratification of the appointment of CohnReznick LLP as WaveDancer’s independent registered public accounting firm for the year ending December 31, 2022	Majority of shares present or represented by proxy and entitled to vote	Same effect as a vote “Against”	Discretionary vote by Nominee(4)	Voted “For”

WaveDancer, Inc.	2022 Proxy Statement

(1) Abstentions and broker non-votes are included for purposes of determining whether a quorum is present; however, the shares in connection with abstentions are considered “entitled to vote” whereas those in connection with broker non-votes are not.

(2) Except for broker non-votes, if a holder of record completes and returns its proxy card properly, but does not provide instructions on its proxy card as to how to vote its shares, its shares will be voted as shown in this column and in accordance with the judgment of the individuals named as proxies on the proxy card as to any other matter properly brought before the Annual Meeting.

(3) This year’s election of directors is an uncontested election of directors, meaning the number of director nominees is equal to or less than the number of directors to be elected at the meeting. In an uncontested election, our directors are elected by majority voting. Under the majority voting standard, a director is elected only if the number of shares voted “For” that director exceeds the number of shares voted “Against” that director.

(4) The Nominee is permitted to vote in its discretion with respect to Proposal 2 despite not having received instructions from the beneficial owner.

Proxy Solicitation

The Company will bear the expense of this solicitation of proxies, including the preparation, assembly, printing and mailing of the Internet Availability Notice, this Proxy Statement, the proxy and any additional solicitation material that the Company may provide to stockholders. Copies of the proxy materials and any other solicitation materials will be provided to brokerage firms, banks, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward the solicitation material to such beneficial owners. We will reimburse such brokerage firms, banks, fiduciaries and other custodians for the reasonable out-of-pocket expenses incurred by them in connection with forwarding the proxy materials and any other solicitation materials. We have retained Issuer Direct Corporation to assist us with the distribution of proxies. The original solicitation of proxies by mail may be supplemented by solicitation by telephone and other means by directors, officers and employees of the Company. No additional compensation will be paid to these individuals for any such services.

Voting Results

We will announce the preliminary voting results at the conclusion of the Annual Meeting. The final voting results will be tallied by the inspector of election and published in a Current Report on Form 8-K to be filed with the SEC within four (4) business days following the Annual Meeting.

Our Board encourages stockholders to attend the Annual Meeting virtually. Whether or not you plan to attend virtually, you are urged to submit your proxy. Prompt response will greatly facilitate arrangements for the meeting and your cooperation will be appreciated. Stockholders who attend the Annual Meeting virtually may vote their stock personally even though they have sent in their proxies.

WaveDancer, Inc.	2022 Proxy Statement

PROPOSAL 1

ELECTION OF DIRECTORS

Proposal 1 is a proposal to elect two persons, Linda Singh and Bonnie K. Wachtel, to serve as directors on our Board. Each of the nominees is currently serving as a director. Our Certificate of Incorporation provides that our Board is divided into three classes, Class I, Class II, and Class III, with members of each class typically serving staggered three-year terms.1

The current members of each class of directors are as follows:

Name of Nominee	Age	Director Since	Position with the Company
Class I
Mark T. Krial	65	2016	Director
Linda L. Singh	58	2022	Director
Bonnie K. Wachtel	67	1992	Director
Class II
Jack L. Johnson, Jr.	65	2021	Director
William H. Pickle	72	2015	Director
Donald J. Tringali	64	2021	Director
Class III
G. James Benoit, Jr.	50	2021	Director, CEO and Chairman
Paul B. Becker	60	2021	Director
James C. DiPaula, Jr.	60	2021	Director

The Board, based on the recommendation of the Governance and Nominating Committee, has nominated Linda L. Singh and Bonnie K. Wachtel for re-election as Class I directors to serve for a three-year term expiring at the 2025 Annual Meeting of Stockholders. Effective as of the date of the Annual Meeting, Mark T. Krial is resigning as director of the Board.

If elected, each director nominee would hold office until the Annual Meeting of Stockholders in 2025 and until his or her successor is elected and qualified, or his or her earlier death, resignation or removal. Stockholders cannot vote for a greater number of persons than the two nominees named. Both of the Board’s director nominees have consented to be named in this Proxy Statement and to serve as a director, if elected.

If, prior to the Annual Meeting, either of the nominees should be unavailable to serve for any reason, the Board may (i) designate a substitute nominee or nominees (in which event the persons named on the enclosed proxy card will vote the shares represented by all valid proxy cards for the election of such substitute nominee or nominees), (ii) allow the vacancy(ies) to remain open until a suitable candidate or candidates are located, or (iii) by resolution provide for a lesser number of directors.2 The Board has no reason to believe that any of its nominees will be unable to serve.

This year’s election of directors is an uncontested election of directors, meaning the number of director nominees is equal to or less than the number of directors to be elected at the meeting. In an uncontested election, our directors are elected by majority voting. Under the majority voting standard, a director is elected only if the number of shares voted “For” that director exceeds the number of shares voted “Against” that director. Stockholders do not have the right to cumulate their votes in the election of directors or with respect to any other proposal or matter.

1 Note: How have director elections been handled since 2018, since it appears no annual meetings were held for 2019, 2020, or 2021? We might want to consider giving disclosure on that here. We had 2021

2 Note: We should discuss whether the charter should be amended to remove the specific names of directors as occupying classes, for clarity.

WaveDancer, Inc.	2022 Proxy Statement

Summarized below is certain information concerning the nominees for director and the directors whose term of office is not expiring at the Annual Meeting, including a brief account of the education and business experience during at least the past five years.  There are no family relationships between any director, executive officer, or person nominated to become a director.

Director Nominees and Continuing Directors

Class I Director Nominees

Linda L. Singh, age 58, serves as the CEO of Kaleidoscope Affect, LLC, a consulting and strategic advisory firm she founded in 2014. From January 2020 through January 2022, Ms. Singh served as a Clinical Professor of Leadership at Towson University. For the first nine months of 2020, Ms. Singh was the Interim Executive Director/ CEO of the Maryland Technology Development Corporation, a state sponsored organization that supports start-up businesses in Maryland. From 1995 to May 2016, Ms. Singh held various positions with Accenture Inc., eventually becoming a managing director in 2011 and thereafter being appointed as the Director of Operations for Health and Public Services, an operating unit with $3.4 billion in revenue. Ms. Singh was the Adjutant General and Secretary of the Military Department of Maryland. Ms. Singh has held various command and staff positions from 1992 to 2015 in the Maryland National Guard rising to the rank of Major General. Ms. Singh obtained her Bachelor of Science Business Administration degree from Washington Adventist University, a Master of Business Administration degree from Touro University International and a PhD, Industrial and Organizational Psychology from Capella University. She was a board member of Howard Bank from 2020 to 2022 and has served in various non-profit and governmental committees and organizations throughout her career. Ms. Singh was inducted into the Maryland Women’s Hall of Fame in 2015.

Bonnie K. Wachtel, 67, is a principal of Wachtel & Co., Inc., a boutique investment firm based in Washington, D.C. Her career spans investment banking, valuation consulting, and oversight of financial reporting and internal controls. Ms. Wachtel has been a director of six Nasdaq-listed companies since joining her firm in 1984, and currently serves on the Board of VSE Corporation (VSEC), a provider of engineering services principally to federal government clients, and The ExOne Co. (XONE), a global provider of 3D printing machines, products, and services. Her securities industry experience includes service on the Advisory Committee for the National Market System Consolidated Audit Trail, LLC, an entity created by order of the SEC, and ten years on the Hearing Panel for Nasdaq Listing Qualifications. Ms. Wachtel holds B.A. and M.B.A. degrees from the University of Chicago and a J.D. from the University of Virginia. She is a Chartered Financial Analyst (CFA).

Class II Directors (Term Expiring in 2023)

Jack L. Johnson, Jr., 65, is the CEO and Managing Partner for Jack Johnson and Associates, a strategic consulting firm located in McLean, VA. The firm specializes in providing business and risk consulting to clients domestically and internationally, particularly in the areas of business risk, pre- and post-sale merger and acquisition support, business integration as well as in-depth security assessments. Previously he was a Partner and Sector Leader with Guidehouse Consulting, and its legacy firm, PricewaterhouseCoopers (PwC), where he led the firm’s large Defense Sector Practice after previously serving as Sector Leader for its Homeland Security and Law Enforcement sector. Before joining PwC in 2005, Mr. Johnson served as the first Chief Security Officer (CSO) for the newly formed Department of Homeland Security (DHS). In this capacity, he was directly involved in the establishment of DHS after 9/11 and integrating the 22 agencies that now comprise the Department. His previous government service before his appointment at DHS consisted of over 20 years with the United States Secret Service, rising to the position of Deputy Assistant Director, and serving in a wide range of managerial and executive assignments of increasing responsibility and complexity. His career included the full range of investigative, protective, and intelligence-related duties, both domestically and internationally, as well as assignments with various Presidents, Vice Presidents, Presidential candidates, and foreign heads of state. Prior to being commissioned as a Secret Service Agent in 1983, he was a Police Officer and Detective for Fairfax County, Virginia Police Department, and also is a veteran of the United States Army.

William H. Pickle, 72, is a government affairs/business development consultant with over 30 years of experience at senior levels within the federal government. Since 2007, Mr. Pickle has served as President of The Pickle Group, LLC, a Washington DC-based business development company. Mr. Pickle served as the 37th Sergeant at Arms (SAA) of the United States Senate upon election by the Senate in 2003 and re-election in 2005. In this position, Mr. Pickle served as the Senate's Chief Operating Officer, Chief of Protocol, and Chief of Security, and Chairman of the U.S. Capitol Police Board. Prior to his Senate service, Mr. Pickle served in several Senior Executive Service (SES) positions within the Executive Branch. Most of Mr. Pickle's career was spent with the United States Secret Service where he rose steadily through the ranks from Special Agent to Senior Executive and served as Executive Assistant Director responsible for the Congressional and Legislative Affairs program from 1991 to 1998. Mr. Pickle is a decorated Vietnam War Veteran, having been awarded the Bronze Star, Purple Heart, 7 Air Medals (2 for valor), 3 Army Commendation Medals, Vietnamese Cross of Gallantry, and the Combat Infantry Badge. Mr. Pickle served on the President's Medal of Valor Award Committee and currently serves on numerous not-for-profit and corporate boards. He was a member of the 2004 Presidential Election Advisory Committee.

WaveDancer, Inc.	2022 Proxy Statement

Donald J. Tringali, age 64, is the founder and current CEO of Augusta Advisory Group, a boutique financial and business consulting firm providing a full range of executive, operations and corporate advisory services to companies. He has held a variety of C-level executive positions and directorships for public and private companies across many industries. He is currently on the boards of Swiss Water Decaffeinated Coffee, Inc. (SWP.TO), POSaBIT Systems Corporation (PBIT.CN), and Paragon Space Development Corporation (private). He is the former Chairman of the Board of National Technical Systems, Inc. (NTSC), a leading international testing and engineering firm that was sold to a private equity firm in 2013, and the former Executive Chairman of the Board of Cartesian, Inc. (CRTN), an international telecom consulting company, which was sold to private equity in 2018. Mr. Tringali began his career as a corporate attorney in Los Angeles, where he was a partner in a prominent firm representing public and private companies in general business matters and M&A transactions. Mr. Tringali holds a Bachelor of Arts in Economics from UCLA and a Juris Doctor from Harvard Law School.

Class III Directors (Term Expiring in 2024)

G. James Benoit, Jr., age 50, has spent his career devoted to the intelligence and national security missions of the United States. From 2009 to 2019, he served as the CEO of FedData and Domain5, a pair of technology companies supplying secure hardware, engineering, analytics, network engineering and computer network operations support services to the National Intelligence Community and the Department of Defense. On his watch, FedData grew from start-up to nearly $500 million in revenue and over $30 million in earnings. In 2015, Mr. Benoit led FedData through the acquisition of a distressed asset and successfully turned the asset around. He sold FedData in 2018, earning the stockholders and private equity partners an IRR greater than 80%. As CEO, Mr. Benoit secured over $300 million in asset-based credit facilities, $40 million in revolving facilities and over $75 million in senior unsecured debt. Mr. Benoit most recently led the FedData through the successful capture of a 5-year, more than $500 million, contract supporting the intelligence community. Mr. Benoit retired as CEO of FedData in December 2019. Prior to becoming FedData’s CEO, Mr. Benoit’s career spanned distinguished service as an officer in the United States Army, important work in civilian government, and work in the private sector. A licensed attorney, he spent several years at prominent law firms where he worked on a range of matters including corporate formation, mergers and acquisitions, securities, leveraged buyouts, banking and finance. Mr. Benoit is a graduate of St. Mary’s College of Maryland, the University of Baltimore and the Georgetown University Law Center. A lifelong resident of Annapolis, he lives with his wife and three children.

Paul B. Becker, Rear Admiral, USN (ret), age 60, is a former Naval Intelligence Officer and senior executive with a unique combination of business, military, cyber and leadership experience. As the CEO of “The Becker T3 Group” consultancy he founded in 2016, he leverages an outstanding network of U.S. and international security leaders to provide clients with an understanding of National Security trends and activities. He’s successfully developed and implemented all-source intelligence strategies for large, diverse international teams. From 2016 to 2017, Paul led the Presidential Transition’s Intelligence Community Landing Team which provided policy input, strategic guidance and operational counsel to a new administration. He served as Director of Intelligence for the Joint Chiefs of Staff beginning in 2013. Additional military service includes Director of Intelligence for the U.S. Pacific Command in Hawaii and the International Security Assistance Force Joint Command in Afghanistan, commanding officer of CENTCOM’s Joint Intelligence Center in Tampa, and Assistant Naval Attaché to France. Rear Admiral Becker is the recipient of the National Intelligence Community and Department of Defense’s Distinguished Service Medals, and the Ellis Island Medal of Honor. The Naval Intelligence Community recognized RADM Becker in 2016 by establishing the “Teamwork, Tone, Tenacity” leadership award in his honor. He holds a Master’s degree in Public Administration from Harvard's Kennedy School of Government and a Bachelor of Science from the U.S. Naval Academy. A dynamic public speaker and author, his articles and presentations have been widely published.

WaveDancer, Inc.	2022 Proxy Statement

James C. “Chip” DiPaula, Jr., age 60, is Co-President of the Digital Commerce Division of Ascential plc., where he leads eight industry-leading brands, with 1,400 colleagues in the US, Canada, Europe, China and Latin America. Under Mr. DiPaula’s leadership the division acquired five businesses from December 2020 through September 2021. Mr. DiPaula is Co-Founder of Flywheel Digital, a pioneering digital advertising firm that optimizes ecommerce sales for the world’s largest brands. Flywheel is Amazon’s largest advertising customer, representing leading consumer product groups including the world’s largest advertiser. Flywheel was acquired in 2018 by Ascential, plc. Mr. DiPaula also serves as Chairman of the University System of Maryland Medical System, with more than 25,000 employees and more than $4 billion in annual revenue. He chairs the System’s Executive and Executive Compensation Committees and serves on the Audit & Compliance and Governance and Nominating Committees. Mr. DiPaula’s public sector experience includes serving as Chief of Staff to the Governor of Maryland from 2005 to 2007, and serving as the youngest Secretary of the Maryland Department of Budget & Management in state history from 2003 to 2005. In this capacity, he oversaw development of a $26 billion state budget and resolved $4 billion in budget deficits through performance-based budgeting. Mr. DiPaula received his Bachelor of Science degree in Business Administration from Towson University.

The Board recommends that stockholders vote FOR each of the Class I director nominees named above for re-election to the Board.

WaveDancer, Inc.	2022 Proxy Statement

PROPOSAL 2

ADVISORY VOTE TO APPROVE NAMED EXECUTIVE COMPENSATION

Pursuant to Section 14A of the Securities Exchange Act of 1934, we are asking stockholders to cast an advisory vote to approve the compensation on our Named Executive Officers as discussed in the section entitled “Executive Compensation” in this Proxy Statement. While this vote is non-binding, we value the opinions of our stockholders and, consistent with our record of stockholder engagement, will consider the outcome of the vote when making future compensation decisions. This proposal, commonly known as a “say-on-pay” proposal, gives you, as a stockholder, the opportunity to endorse the executive compensation programs and policies and the compensation paid to our Named Executive Officers.

We believe in the power of open disclosure and know the only way to build and strengthen our reputation and our Company is through honesty and trust. In connection with that belief and as required by SEC rules, we are asking our stockholders to approve, on an advisory basis, the compensation of our Named Executive Officers.

As discussed under the heading “Executive Compensation” in this Proxy Statement, the Compensation Committee’s compensation objectives are to: attract and retain highly qualified individuals with a demonstrated record of achievement; reward past performance; provide incentives for future performance; and align the interests of the Named Executive Officers with the interests of our stockholders. The Board is asking stockholders to support this proposal based on the disclosure set forth in these sections of this Proxy Statement, which, among other things, demonstrates:

●	our commitment to ensuring executive compensation is aligned with our corporate strategies and business objectives and is competitive with those of other companies in our industry;
●	the design of our compensation programs is intended to reward our Named Executive Officers for the achievement of key strategic and financial performance measures; and
●	our strong emphasis on the alignment of the incentives of our Named Executive Officers with the creation of increased stockholder value.

The Board recommends that stockholders to vote FOR, in a non-binding vote, the following resolution:

“RESOLVED, the stockholders of WaveDancer, Inc. approve on an advisory basis, the compensation paid to our Named Executive Officers as disclosed pursuant to the compensation disclosure rules of the SEC, including the compensation tables and accompanying narrative disclosure under the heading “Executive Compensation” included in the Proxy Statement.”

WaveDancer, Inc.	2022 Proxy Statement

PROPOSAL 3

ADVISORY VOTE TO APPROVE FREQUENCY OF FUTURE SAY-ON-PAY VOTES

This proposal gives our stockholders the opportunity to cast an advisory, non-binding vote, in accordance with Section 14A of the Exchange Act, on how often we should include advisory say-on-pay votes (that is, votes similar to Proposal 2 in this Proxy Statement) in our proxy materials for our future annual stockholders’ meetings or any special stockholders’ meeting for which we must include Named Executive Officer compensation information in the proxy materials. Stockholders may vote their preference to have future advisory say-on-pay votes once every year, once every two years, or once every three years. If you have no preference, you may choose to abstain from voting on this proposal.

The Board believes that holding an advisory say-on-pay vote every three years is the most appropriate option for our Company.

Required Vote and Voting Recommendation

In voting on this Proposal 3, stockholders may cast their advisory vote to conduct future advisory say-on-pay votes every “1 Year,” “2 Years,” “3 Years,” or “Abstain.” As an advisory vote, this Proposal 3 is not binding on the Company or the Board. However, the Board values the opinions expressed by our stockholders and will take into account the outcome of this vote when considering the frequency of future advisory say-on-pay votes.

The Board recommends that stockholders vote to hold future advisory say-on-pay votes every 3 YEARS.

WaveDancer, Inc.	2022 Proxy Statement

PROPOSAL 4

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee has appointed CohnReznick LLP as our independent registered public accounting firm, to audit our financial statements for the fiscal year ending December 31, 2022. The Board proposes that the stockholders ratify this appointment. CohnReznick LLP audited our financial statements for the fiscal year ended December 31, 2021. We expect that representatives of CohnReznick LLP will not be present at the meeting, will therefore be unable to make a statement, and will not be available to respond to appropriate questions.

The Audit Committee directly engages CohnReznick LLP as it relates to the audit of the Company’s fiscal year and the reviews of its fiscal quarters and the associated fees. In accordance with its written charter, our Audit Committee pre-approves all audit and permissible non-audit services, including the scope of contemplated services and the related fees, that are to be performed by CohnReznick LLP, subject to the de minimis exceptions described in Section 10A(i)(1)(B) of the Exchange Act, which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee’s pre-approval of non-audit services involves consideration of the impact of providing such services on CohnReznick LLP’s independence. All 2021 and 2020 non-audit services were pre-approved by the Audit Committee.

Although stockholder approval of the Board of Directors’ selection of CohnReznick LLP is not required by law, the Board believes that it is advisable to give stockholders an opportunity to ratify this selection.

In the event the stockholders do not ratify the appointment of CohnReznick LLP, as our independent registered public accountants, the Audit Committee will reconsider its appointment.

The affirmative vote of a majority of the shares present or represented and entitled to vote at the Annual Meeting is required to ratify the appointment of the independent registered public accountants.

The Board recommends a vote “FOR” the ratification of CohnReznick LLP as the independent registered public accounting firm.

WaveDancer, Inc.	2022 Proxy Statement

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Committees of the Board of Directors and Meetings

Meeting Attendance. During the fiscal year ended December 31, 2021 there were seven meetings of our Board. All directors attended the meetings of the Board and of committees of the Board on which he or she served during 2021, with the exception of Mr. Wester, who missed both of the meetings that ocurred prior to his resignation, and Mr. May, who missed one meeting due to illness. The Board undertook additional actions via unanimous consent. The Board has adopted a policy under which each member of the Board is strongly encouraged to attend each annual meeting of our stockholders.

Audit Committee. Our Audit Committee met four times during 2021. This committee currently has three members, Bonnie K. Wachtel (Chair), James C. DiPaula and Donald J. Tringali. Our Audit Committee has the authority to retain and terminate the services of our independent registered public accounting firm, reviews annual financial statements, considers matters relating to accounting policy and internal controls and reviews the scope of annual audits. All members of the Audit Committee satisfy the current independence standards promulgated by the SEC and by the NASDAQ Stock Market; as such standards apply specifically to members of audit committees. The Board has determined that Ms. Wachtel is our “audit committee financial expert,” as the SEC has defined that term in Item 407 of Regulation S-K. Please also see the report of the Audit Committee set forth elsewhere in this Proxy Statement. The current Audit Committee charter is available for viewing on our website at ir.wavedancer.com/corporate-governance.

Compensation Committee. Our Compensation Committee met 6 times during 2021. This committee currently has three members, Jack L. Johnson (Chair), Paul B. Becker, and Mark T. Krial. Our Compensation Committee reviews, approves and makes recommendations regarding our compensation policies, practices and procedures to ensure that legal and fiduciary responsibilities of the Board are carried out and that such policies, practices and procedures contribute to our success. The Compensation Committee has the authority and responsibility for determining and recommending the compensation of our Executive Officers and directors on the Board, and must conduct its decision-making process with respect to that issue without the executive officers present. The Compensation Committee may consider the recommendations of executive officers when determining executive compensation. Our committee has not engaged paid compensation consultants to provide advice or recommendations in the last fiscal year. All members of the Compensation Committee qualify as independent under the definition promulgated by the NASDAQ Stock Market. The current Compensation Committee charter is available for viewing on our website at ir.wavedancer.com/corporate-governance.

Governance and Nominating Committee. Our Governance and Nominating Committee met 4 times during 2021. This committee currently has three members, Donald J. Tringali (Chair), William H. Pickle, and Bonnie K. Wachtel. Our Governance and Nominating Committee carries out the responsibilities delegated by the Board relating to the Company’s director nominations process and procedures, developing and maintaining the Company’s corporate governance policies and any related matters required by the federal securities laws. All members of the Compensation Committee qualify as independent under the definition promulgated by the NASDAQ Stock Market. The current Compensation Committee charter is available for viewing on our website at ir.wavedancer.com/corporate-governance.

Independence

We determine independence using the definitions set forth in the Nasdaq Listing Rules and the rules under the Securities Exchange Act of 1934. These definitions define independence based on whether the director or a family member of the director has been employed by the Company in the past three years, how much compensation the director or family member of a director received from the Company, how much stock the director or a family member of the director owns in the Company, and whether the director or a family member of the director is associated with the Company’s independent auditor.

WaveDancer, Inc.	2022 Proxy Statement

Our Board has determined that the following members of the Board qualify as independent:

Paul B. Becker
James C. DiPaula, Jr.
Mark T. Krial
Jack L. Johnson, Jr.
William H. Pickle
Linda L. Singh
Donald J. Tringali
Bonnie K. Wachtel

There are no family relationships between any directors or executive officers of the Company.

Board Leadership Structure

The Board recognizes that the leadership structure and combination or separation of the Chief Executive Officer and Chairman roles is driven by the needs of the Company at any point in time. As a result, the Board does not have a fixed policy regarding the separation of the offices of Chief Executive Officer and Chairman and believes that it should maintain the flexibility to select the Chairman and its leadership structure, from time to time, based on the criteria that it deems in the best interests of the Company and its Stockholders. This has allowed the Board the flexibility to establish the most appropriate structure for the Company at any given time.

Currently, G. James Benoit, Jr. serves as Chairman and CEO, which the Board believes best serves the interest of the Company and its stockholders at this time. Although the Board does not have a “lead” independent director, each of the Board Committees is led by an independent director.

Board Role in Risk Oversight

Our Board receives regular communication from our management regarding areas of significant risk to us, including operational, strategic, legal and regulatory, and financial risks. Certain risks that are under the purview of a particular Committee are monitored by that Committee, which then reports to the full Board as appropriate.

Director Nominations

The Board of Directors nominates directors for election at each Annual Meeting of Stockholders and appoints new directors to fill vacancies when they arise. The Governance and Nominating Committee has the responsibility to identify, evaluate, recruit, and recommend qualified candidates to the Board for nomination or election.

One of the Board’s objectives in evaluating director nominations is to ensure that its membership is composed of experienced and dedicated individuals with a diversity of backgrounds, perspectives, and skills. The Governance and Nominating Committee will select nominees for director based on their character, judgment, diversity of experience, business acumen, and ability to act on behalf of all stockholders. We do not have a formal diversity policy. However, the Governance and Nominating Committee endeavors to have a Board representing diverse viewpoints as well as diverse expertise at policy-making levels in many areas, including business, accounting and finance, healthcare, manufacturing, marketing and sales, education, legal, government affairs, regulatory affairs, research and development, business development, international aspects of our business, technology, and in other areas that are relevant to our activities.

The Governance and Nominating Committee believes that nominees for director should have experience, such as those mentioned above, that may be useful to the Company and the Board, high personal and professional ethics, and the willingness and ability to devote sufficient time to carry out effectively their duties as directors. The Governance and Nominating Committee believes it appropriate for at least one, and, preferably, multiple, members of the Board of Directors to meet the criteria for an “audit committee financial expert” as defined by rules of the SEC, and for a majority of the members of the Board of Directors to meet the definition of “independent director” as defined by the Nasdaq Listing Rules. The Governance and Nominating Committee also believes it appropriate for key members of our management to participate as members of the Board of Directors. Prior to each Annual Meeting of Stockholders, the Governance and Nominating Committee identifies nominees first by evaluating the current directors whose term will expire at the Annual Meeting and who are willing to continue in service. These candidates are evaluated based on the criteria described above, including as demonstrated by the candidate’s prior service as a director, and the needs of the Board with respect to the particular talents and experience of its directors. In the event that a director does not wish to continue in service, the Governance and Nominating Committee determines not to re-nominate the director, or if a vacancy is created on the Board of Directors as a result of a resignation, an increase in the size of the Board or other event, the Committee will consider various candidates for Board membership, including those suggested by the Committee members, by other Board members, by any executive search firm engaged by the Committee or by stockholders. The Committee recommended the nominees for election included in this Proxy Statement.

WaveDancer, Inc.	2022 Proxy Statement

In connection with our reincorporation of the Company into Delaware, we adopted new bylaws which contain procedures for stockholder nominations to the Board. Under our bylaws, a stockholder (“Proposing Stockholder”) must provide written notice to the Secretary of the Company at the principal executive offices of the Company: (x) not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, in advance of the anniversary of the previous year's annual meeting if such meeting is to be held on a day which is not more than 30 days in advance of the anniversary of the previous year's annual meeting or not later than 60 days after the anniversary of the previous year's annual meeting; and (y) with respect to any other annual meeting of stockholders, not earlier than the close of business on the 120th day prior to the annual meeting and not later than the close of business on the later of: (1) the 90th day prior to the annual meeting and (2) the close of business on the tenth day following the first date of public disclosure of the date of such meeting. The Proposing Stockholder’s notice must include:

i.	the name, age, business address, and residence address of each nominee proposed in such notice;

ii.	the principal occupation or employment of each such nominee;

iii.	the class and number of shares of capital stock of the Company which are owned of record and beneficially by each such nominee (if any);

iv.

such other information concerning each such nominee as would be required to be disclosed in a proxy statement soliciting proxies for the election of such nominee as a director in an election contest (even if an election contest is not involved) or that is otherwise required to be disclosed, under Section 14(a) of the Exchange Act;

v.

a written questionnaire with respect to the background and qualification of such proposed nominee (which questionnaire shall be provided by the Secretary upon written request) and a written statement and agreement executed by each such nominee acknowledging that such person:

a.	consents to being named in the Company's Proxy Statement as a nominee and to serving as a director if elected,

b.	intends to serve as a director for the full term for which such person is standing for election; and

vi.	as to the Proposing Stockholder:

a.	the name and address of the Proposing Stockholder as they appear on the Company’s books and of the beneficial owner, if any, on whose behalf the nomination is being made,

b.

the class and number of shares of the Company which are owned by the stockholder (beneficially and of record) and owned by the beneficial owner, if any, on whose behalf the nomination is being made, as of the date of the Proposing Stockholder's notice, and a representation that the Proposing Stockholder will notify the Company in writing of the class and number of such shares owned of record and beneficially as of the record date for the meeting within five business days after the record date for such meeting,

c.

a description of any agreement, arrangement, or understanding with respect to such nomination between or among the Proposing Stockholder or the beneficial owner, if any, on whose behalf the nomination is being made and any of their affiliates or associates, and any others (including their names) acting in concert with any of the foregoing, and a representation that the Proposing Stockholder will notify the Company in writing of any such agreement, arrangement, or understanding in effect as of the record date for the meeting within five business days after the record date for such meeting,

WaveDancer, Inc.	2022 Proxy Statement

d.

a description of any agreement, arrangement, or understanding (including any derivative or short positions, profit interests, options, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the Proposing Stockholder's notice by, or on behalf of, the Proposing Stockholder or the beneficial owner, if any, on whose behalf the nomination is being made and any of their affiliates or associates, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of such person or any of their affiliates or associates with respect to shares of stock of the Company, and a representation that the Proposing Stockholder will notify the Company in writing of any such agreement, arrangement, or understanding in effect as of the record date for the meeting within five business days after the record date for such meeting,

e.

a representation that the Proposing Stockholder is a holder of record of shares of the Company entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice, and

f.

a representation whether the Proposing Stockholder intends to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Company's outstanding capital stock required to approve the nomination and/or otherwise to solicit proxies from stockholders in support of the nomination.

Stockholder Communications to the Board

Generally, stockholders who have questions or concerns should contact Jeremy Hellman at (804) 595-2083 or jhellman@equityny.com. However, any stockholders who wish to address questions regarding our business directly with the Board of Directors, or any individual director, should direct his or her questions in writing to:

Board of Directors of WaveDancer, Inc.
ATTN: G. James Benoit, Jr.
12015 Lee Jackson Memorial Highway Ste 210
Fairfax, Virginia 22033

Stockholder communications addressed to the Board, but not addressed to a specific Board member, will be relayed to the Chairman of the Board, and from there will be distributed to the Chairperson of the committee that oversees the subject matter of the communication.

Code of Business Conduct and Ethics

We have adopted a code of ethics that applies to our directors, officers, and employees The code of ethics is available on our website at www.wavedancer.com on the Governance Documents page under the Investors heading. Any amendments to the code, or any waivers of its requirements, will be disclosed on our website.

The inclusion of the Company’s website address in this Proxy Statement does not include or incorporate by reference the information on the Company’s website into this Proxy Statement.

WaveDancer, Inc.	2022 Proxy Statement

DIRECTOR COMPENSATION

For the year ended December 31, 2021, the Company paid each non-employee director an annual fee of $20,000 to serve on the Board, payable quarterly, with a non-employee chairman receiving an additional $10,000. Options to purchase shares of common stock may be issued in addition to the director’s annual fee. Expenses incurred in attending Board of Director meetings and committee meetings may be reimbursed. The following Table describes all compensation for each director for the year ended December 31, 2021.

Name (a)	Fees earned or paid in cash ($) (b)	Option Awards ($) (d)	Total ($) (h)
Paul B. Becker[1]	1,667	85,000	86,667
James C. DiPaula, Jr.[1]	1,667	85,000	86,667
Jack L. Johnson, Jr.[2]	15,833	109,400	125,233
Mark T. Krial[3,4]	26,667	121,600	148,267
Charles A. May, Jr.[5]	18,333	30,950	49,283
William H. Pickle[3]	20,000	109,400	129,400
Sandor Rosenberg[6]	—	—	—
Donald J. Tringali[2]	15,000	105,800	120,800
Bonnie K. Wachtel[3]	20,000	109,400	129,400
James D. Wester[7]	1,250	—	1,250

[1]	Had an aggregate amount of 50,000 options outstanding at December 31, 2021.
[2]	Had an aggregate amount of 70,000 options outstanding at December 31, 2021.
[3]	Had an aggregate amount of 90,000 options outstanding at December 31, 2021.
[4]	Served as chairman from January 1, 2021 through August 26, 2021.
[5]	Had an aggregate amount of 50,000 options outstanding at December 31, 2021. Retired as a director effective December 2, 2021.
[6]	Retired as a director effective March 11, 2021.
[7]	Had option awards for an aggregate amount of 25,000 shares outstanding at December 31, 2021. Retired as a director effective March 10, 2021.

WaveDancer, Inc.	2022 Proxy Statement

EXECUTIVE COMPENSATION

Overview

The following sets forth certain information regarding our current executive officer who is not also a director.

Timothy G. Hannon, 58, has been Chief Financial Officer since September 2021. From June 2021 until his permanent appointment as CFO, Mr. Hannon had been a Managing Director at GlassRatner Advisory & Capital Group, LLC d/b/a B. Riley Advisory Services. From March 2017 until June 2021, Mr. Hannon served as VP Finance & Corporate Controller and then as Chief Financial Officer of Ready Pac Foods, Inc. (“RPF”) d/b/a Bonduelle Fresh Americas, a wholly owned subsidiary of Bonduelle SA, a French publicly traded company. Prior thereto, Mr. Hannon was the chief financial officer for several privately held enterprises. He began his career with Arthur Andersen & Co. in New York where he was primarily assigned to audits of publicly traded companies. Mr. Hannon graduated from the State University of New York at Albany with a bachelor’s degree in accounting and is a certified public accountant.

We qualify as a “smaller reporting company” under the rules promulgated by the SEC, and we have elected to comply with the disclosure requirements applicable to smaller reporting companies. Accordingly, the executive compensation discussion herein is not intended to meet the “Compensation Discussion and Analysis” disclosure required of companies that are not smaller reporting companies.

Role of the Compensation Committee

The Compensation Committee’s primary functions are to assist the Board in meeting its responsibilities with respect to oversight and determination of executive compensation and to review and make recommendations with respect to our major compensation plans, policies, and programs. All compensation for our executive officers is determined by the Compensation Committee of our Board, which is composed only of independent directors. The Compensation Committee is charged with the responsibility of reviewing executives’ performance and establishing the total compensation of our executive officers on an annual basis. The Compensation Committee often discusses compensation matters as part of regularly scheduled Board and committee meetings. The Compensation Committee administers our equity plans, and is responsible for approving grants of equity awards under such plans. The Compensation Committee acts under the authority of a written charter, which is available on our website at ir.wavedancer.com/corporate-governance.

Compensation Philosophy and Objectives

Our compensation philosophy for our Named Executive Officers is the same as for all our employees and is governed by the following principles. The Compensation Committee’s compensation objectives are to:

●	attract and retain highly qualified individuals with a demonstrated record of achievement;
●	reward past performance;
●	provide appropriate incentives for future performance; and
●	align the interests of our executive officers with the interests of the stockholders.

WaveDancer, Inc.	2022 Proxy Statement

Each Named Executive Officer is a salaried employee, without any guaranteed incentives. Bonuses and stock option awards are at the discretion of the Compensation Committee of the Board of Directors. Executive officers are eligible to participate in the WaveDancer 401(k) Pension and Profit Sharing Plan under the same terms and matching percentages as other salaried employees. Vacation accruals in excess of defined limits are automatically paid out to all salaried employees annually, and may be paid other times upon request. Executive officers may receive a perquisite benefit of no-cash-value long-term care insurance paid by the Company.

The Compensation Committee considers, with respect to each of our executive officers, the total compensation that may be awarded to determine final compensation. The Compensation Committee’s overall goal is to award compensation that is reasonable when all elements of potential compensation are considered. The Compensation Committee believes that cash compensation in the form of base salary and, although not guaranteed, an annual incentive bonus, provides the executives with short-term rewards for success in operations, and that long-term compensation through the award of stock options and other equity awards aligns the objectives of management with those of our stockholders with respect to long-term performance and success.

The Compensation Committee also has historically focused on our financial and working capital condition when making compensation decisions and approving performance objectives. The Compensation Committee will continue to periodically reassess the appropriate weighting of cash and equity compensation in light of the Company’s expenditures in connection with commercial operations and its working capital needs.

Executive Compensation

The Summary Compensation Table below sets forth compensation information for (i) those individuals who served as the Chief Executive Officer during 2021, (ii) up to two other individuals serving as executive officers on December 31, 2021 and (iii) up to two additional individuals for whom disclosure would have been provided under (ii) hereof but for the fact they were not serving as an executive officer on December 31, 2021 (collectively “Named Executive Officers”):

Summary Compensation Table

Name and principal position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Option awards[1] ($) (f)	All other compensation[2] ($) (i)	Total ($) (j)
G. James Benoit, Jr.	2021	18,833	14,323	1,614,500	477	1,647,633
Chief Executive Officer	2020	—	—	—	—	—
Stanley A. Reese	2021	246,875	15,000	42,700	32,353	336,928
Chief Executive Officer from January 1, 2021 through August 26, 2021	2020	161,875	10,000	37,000	21,977	230,852
Timothy G. Hannon	2021	43,636	—	42,500	—	86,136
Chief Financial Officer	2020	—	—	—	—	—
Matthew T. Sands	2021	164,021	—	26,200	7,351	201,378
Chief Financial Officer from April 22, 2020 through September 29, 2021	2020	141,500	5,000	37,000	7,351	190,851

[1]

Assumptions used to determine the fair value of option awards can be found in Note 12 to our financial statements for fiscal year ended December 31, 2021, as provided in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021.

[2]

References to All Other Compensation include employer matching contributions to each individual’s 401(k) defined contribution account under our company-wide 401(k) Pension and Profit Sharing Plan, routine payouts of excess vacation accruals, and employer payments for long-term care insurance under an executive carve-out.

WaveDancer, Inc.	2022 Proxy Statement

The vesting of all option awards granted to executive officers in 2020 and 2021 are subject only to the term of service. The 2021 option awards in column (d) for Mr. Benoit represent an award of 30,000 options on August 26, 2021, exercisable at $2.80 per share on August 26, 2024, and expiring on August 26, 2026, and an award of 1,000,000 options on December 30, 2021, immediately exercisable at $4.89 per share, and expiring on December 30, 2026.

The 2021 option award for Mr. Reese represents an award of 35,000 options on March 31, 2021, exercisable at $2.90 per share on March 31, 2022, and expiring March 31, 2031. The 2020 option award for Mr. Reese represents an award of 100,000 options on September 2, 2020, exercisable at $0.66 per share on September 2, 2021, and expiring September 2, 2030.

The 2021 option award for Mr. Hannon represents an award of 25,000 options on December 30, 2021, at $4.89 per share, with 12,500 exercisable on December 30, 2022, and 12,500 exercisable on December 30, 2023, and expiring December 30, 2026.

The 2021 option award for Mr. Sands represents an award of 20,000 options on November 15, 2021, exercisable at $3.15 per share on November 15, 2024, and expiring November 15, 2026. The 2020 option award for Mr. Sands represents an award of 100,000 options on September 2, 2020, exercisable at $0.66 per share on September 2, 2021, and expiring September 2, 2030.

Employment Contracts, Termination of Employment and Change-in-Control Arrangements

On August 26, 2021, an employment agreement was executed between the Company and G. James Benoit, Jr., who was named as the Chief Executive Officer of the Company. Under the agreement, Mr. Benoit receives a base salary of $60,000, which may be adjusted periodically by the board of directors, with eligibility to receive an annual performance bonus up to 100% of his base salary based on measurement standards to be determined by the Board’s compensation committee. Under the agreement, Mr. Benoit was granted options to purchase 30,000 shares of Company’s common stock under its 2016 Stock Incentive Plan and 1,000,000 options upon the adoption of its 2021 Stock Incentive Plan. The board of directors voted on March 18, 2022, with an effective date of the same, to increase Mr. Benoit’s base rate of pay by $107,500, and to further increase his base rate of pay by an additional $107.500 effective August 26, 2022, the anniversary date of his employment agreement. In the event of Mr. Benoit’s termination other than for Cause, death, disability, or by Mr. Benoit Without Good Reason (as defined in the agreement), he is entitled to receive pro-rated bonus, severance payments at the same rate as the base salary for a period of twelve months following the date of termination, and continued participation in all benefit plans for which he is legally eligible during the severance period.

On March 22, 2022, an employment agreement was executed between the Company and Timothy G. Hannon, who was named as the Chief Financial Officer of the Company. Under the agreement, Mr. Hannon receives a base salary of $270,000, with eligibility to receive an annual performance bonus up to 50% of his base salary based on measurement standards to be determined by the Board’s compensation committee. In the event of Mr. Hannon’s termination other than for Cause, death, disability, or by Mr. Hannon Without Good Reason (as defined in the agreement), he is entitled to receive pro-rated bonus, severance payments at the same rate as the base salary for a period of six months following the date of termination if termination takes place before March 31, 2023, twelve months if terminated thereafter, and the Company will pay for Mr. Hannon’s COBRA coverage during the severance period, if eligible.

On September 30, 1997, the Company agreed in writing to provide to Stanley A. Reese, President, formerly Chief Executive Officer and President from January 1, 2021, through August 26, 2021, and Senior Vice President and Chief Operating Officer prior to 2021, three months’ severance pay of his full-time base salary, payable in normal payroll increments, in the event of the termination of his employment other than for cause. In the event of a change of control or the sale or transfer of substantially all of the Company’s assets, the Company agreed that in the event of Mr. Reese’s termination or substantial reduction of duties, he will receive a six-month severance payment of base salary, payable in lump sum or monthly, at the Company’s discretion. Had the event of termination or change-in-control occurred on December 31, 2021, Mr. Reese’s compensation under the agreement would have been $62,500 or $125,000, respectively.

On September 2, 2020, the Company agreed in writing to provide to Matthew T. Sands, formerly Chief Financial Officer from February 17, 2021, to September 29, 2021, and formerly Controller and acting Chief Financial Officer, three months’ severance pay of his full-time base salary, payable in normal payroll increments, in the event of the termination of his employment other than for cause. In the event of a change of control or the sale or transfer of substantially all of the Company’s assets, the Company agreed that in the event of Mr. Sands’ termination or substantial reduction of duties, he will receive a three-month severance payment of base salary, payable in lump sum or monthly, at the Company’s discretion. Had the event of termination or change-in-control occurred on December 31, 2021, Mr. Sands’ compensation under the agreement would have been $41,250.

WaveDancer, Inc.	2022 Proxy Statement

The following table sets forth the outstanding equity awards as of December 31, 2021 for the Named Executive Officers of the Company:

Outstanding Equity Awards at Fiscal Year-End

Name (a)	Number of securities underlying unexercised options (#) exercisable (b)	Number of securities underlying unexercised options (#) unexercisable (c)	Option exercise price ($) (e)	Option expiration date (f)
G. James Benoit, Jr.		30,000	2.80	08/26/2026
G. James Benoit, Jr.	1,000,000		4.89	12/30/2026
Timothy G. Hannon		25,000	4.89	12/30/2026
Stanley A. Reese	100,000		0.35	07/17/2022
Stanley A. Reese	100,000		0.16	02/12/2023
Stanley A. Reese	50,000		0.145	10/07/2023
Stanley A. Reese	25,000		0.25	04/11/2026
Stanley A. Reese	100,000		0.47	02/22/2028
Stanley A. Reese	100,000		0.66	09/02/2030
Stanley A. Reese		35,000	2.90	03/31/2031
Matthew T. Sands	32,000		0.156	08/08/2023
Matthew T. Sands	20,000		0.17	09/23/2024
Matthew T. Sands		20,000	3.15	11/15/2026
Matthew T. Sands	20,000		0.37	06/19/2028
Matthew T. Sands	100,000		0.66	09/02/2030

The Company has no outstanding stock awards to any executive officer.

Retirement Plans

The Company has a Cash or Deferred Arrangement Agreement (CODA), which satisfies the requirements of section 401(k) of the Internal Revenue Code. This defined contribution retirement plan covers substantially all employees. Participants can elect to have up to the maximum percentage allowable of their salaries reduced and contributed to the plan. The Company may make matching contributions equal to a discretionary percentage of the participants’ elective deferrals. In 2021, the Company matched 25% of the first 6% of the participants’ elective deferrals. The Company may also make additional contributions to all eligible employees at its discretion. The Company did not make additional contributions during 2021.

WaveDancer, Inc.	2022 Proxy Statement

Equity Compensation Plan Information

The following table contains information regarding securities authorized and available for issuance under our equity compensation plans for certain employees, directors, and consultants, as of December 31, 2021.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights	Weighted average exercise price of outstanding options, warrants, and rights	Number of securities remaining available for future issuance
Equity compensation plans approved by security holders[1,2,3]	2,904,500	$3.17	3,411,500
Equity compensation plans not approved by security holders	—	—	—
Total	2,904,500	$3.17	3,411,500

1

The Company’s 2021 Stock Incentive Plan was approved by the Company’s stockholders on December 2, 2021, has an effective date of October 11, 2021, and expires on October 11, 2031 (the “2021 Plan”). The 2021 Plan provides for the granting of equity awards to employees and directors. The maximum number of shares for which equity awards may be granted under the 2021 Plan is 5,000,000. Options granted under the 2021 Plan expire no later than ten years from the date of grant or 90 days after employment ceases, whichever comes first, and vest over periods determined by the Board of Directors.

2

The Company’s 2016 Stock Incentive Plan was approved by the Company’s stockholders on June 1, 2016, has an effective date of April 4, 2016, and expires on April 4, 2026 (the “2016 Plan”). The 2016 Plan provides for the granting of equity awards to employees and directors. The maximum number of shares for which equity awards may be granted under the 2016 Plan is 1,000,000. Options granted under the 2016 Plan expire no later than ten years from the date of grant or 90 days after employment ceases, whichever comes first, and vest over periods determined by the Board of Directors.

3

The Company’s 2006 Stock Incentive Plan was approved by the Company’s shareholders on May 18, 2006, has an effective date of April 12, 2006, and expired April 12, 2016. The 2006 Plan provided for the granting of equity awards to key employees, including officers and directors. The maximum number of shares for which equity awards could be granted under the 2006 Plan was 1,950,000. Options under the 2006 Plan expire no later than ten years from the date of grant or after prescribed periods of time after employment ceases, whichever comes first, and vested over periods determined by the Board of Directors.

ANTI-HEDGING POLICY

The Company has not yet adopted practices or policies regarding the ability of its employees (including officers) or directors, or any of their designees, to purchase financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities granted to the employee or director by the Company as part of the compensation of the employee or director or held, directly or indirectly, by the employee or director.

WaveDancer, Inc.	2022 Proxy Statement

TRANSACTIONS WITH RELATED PERSONS

A "Related Party Transaction" is any transaction directly or indirectly involving any related party that would need to be disclosed under Item 404(a) of Regulation S-K. The Company has determined as a policy that any Related Party Transaction requires the approval of the Board of Directors.

In connection with a private placement of its shares, on August 26, 2021, the Company sold 1,400,000 shares of its common stock at a price of $2.00 per share to several accredited investors. For each share purchased, purchasers were issued a warrant granting the right to purchase an additional share of common stock at a price of $3.00 per share, with the warrants expiring on August 31, 2026. The investors included G. James Benoit, Jr., Chairman and Chief Executive Officer, who purchased 750,000 shares and 750,000 warrants at an aggregate price of $1,500,000, and William H. Pickle, director, who purchased 65,000 shares and 65,000 warrants at an aggregate price of $130,000.

In connection with a private placement of its shares, on December 10, 2021, the Company sold 3,289,525 shares of its common stock at a price of $3.04 per share to several investors. For each five shares purchased, purchasers were issued a warrant granting the right to purchase an additional share of common stock at a price of $4.50 per share, with the warrants exercisable on January 1, 2023, expiring on December 31, 2026. The investors included G. James Benoit, Chairman and CEO, who purchased 116,645 shares and 23,329 warrants at an aggregate price of $354,600, and James C. DiPaula, Jr., director, who purchased 292,764 shares and 58,553 warrants at an aggregate price of $890,000.

Since the beginning of the fiscal year ending December 31, 2021, the Company did not engage in any additional Related Party Transactions.

WaveDancer, Inc.	2022 Proxy Statement

REPORT OF AUDIT COMMITTEE

The Audit Committee of the Board of Directors, which consists entirely of directors who meet the independence and experience requirements of the NASDAQ stock market, has furnished the following report:

The Audit Committee assists the Board in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. This committee’s role and responsibilities are set forth in our charter adopted by the Board. This committee reviews and reassesses our charter annually and recommends any changes to the Board for approval. The Audit Committee is responsible for overseeing our overall financial reporting process, and for the appointment, compensation, retention, and oversight of the work of CohnReznick LLP. In fulfilling its responsibilities for the financial statements for fiscal year December 31, 2021, the Audit Committee took the following actions:

●	Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2021, with management and CohnReznick LLP, our independent auditors;

●

Discussed with CohnReznick LLP the matters required to be discussed by Auditing Standard No. 1301 adopted by the Public Company Accounting Oversight Board (United States) regarding “Communication with Audit Committees.”; and

●

Received and reviewed the written disclosures and the letter from CohnReznick LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with CohnReznick LLP its independence.

Based on the Audit Committee’s review of the audited financial statements and discussions with management and CohnReznick LLP, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2021, for filing with the SEC. The Audit Committee has appointed CohnReznick LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

Members of the WaveDancer, Inc. Audit Committee
Bonnie K. Wachtel (Chair)
James C. DiPaula
Donald J. Tringali

WaveDancer, Inc.	2022 Proxy Statement

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND SERVICES

The following table presents fees for professional audit services rendered by CohnReznick LLP for the audits of the Company's annual financial statements for the years ended December 31, 2021 and 2020, respectively, and fees billed for other services rendered by our principal accountants during those periods.

Fee Category	2021 Fees	2020 Fees
Audit Fees	$253,495	$95,145
Audit-Related Fees	—	—
Tax Fees	5,205	4,632
All Other Fees: S-8 Consent and planning meeting	7,539	—
Total Fees and Services	$266,239	$99,777

Audit Fees consist of fees for professional services rendered for the audit of the Company’s annual financial statements and for the review of the Company’s financial statements included in its quarterly reports on Form 10‑Q.

Audit-Related Fees consist of fees for professional services that are reasonably related to the audit or review of the Company’s financial statements but are not reported under “Audit Fees.”

Tax Fees consist of fees related to tax compliance, tax advice and tax planning services.

Policy on Audit Committee Pre-Approval

In accordance with its written charter, our Audit Committee pre-approves all audit and permissible non-audit services, including the scope of contemplated services and the related fees, that are to be performed by CohnReznick LLP, our independent registered public accounting firm, subject to the de minimis exceptions described in Section 10A(i)(1)(B) of the Exchange Act, which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee's pre-approval of non-audit services involves consideration of the impact of providing such services on CohnReznick LLP's independence. All 2021 and 2020 non-audit services were pre-approved by the Audit Committee.

WaveDancer, Inc.	2022 Proxy Statement

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of our common stock held as of August 2, 2022 by each person who is known by us based on Schedule 13G, Schedule 13D, and Section 16(a) filings to beneficially own more than 5% of the outstanding shares of our common stock, and as of August 2, 2022 by (1) each current director and nominee for director; (2) each of the named executive officers listed in the Summary Compensation Table included elsewhere in this Proxy Statement; and (3) by all current directors and executive officers as a group:

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

TITLE OF CLASS: WAVEDANCER, INC. COMMON STOCK
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent Of Class(1)
Joseph P. Daly 497 Circle Freeway Cincinnati, OH 45246	1,670,500	(2)	9.6

SECURITY OWNERSHIP OF MANAGEMENT

TITLE OF CLASS: WAVEDANCER, INC. COMMON STOCK
Name of Beneficial Owner (3)	Amount and Nature of Beneficial Ownership		Percent Of Class
G. James Benoit, Jr., Chairman, CEO, and Director	2,735,781	(4)	14.2
Timothy G. Hannon, Chief Financial Officer	—		—
Paul B. Becker, Director	—		—
James C. DiPaula, Jr., Director	292,764		1.7
Jack L. Johnson, Jr., Director	110,000	(5)	*
Mark T. Krial, Director	226,448	(6)	1.3
William H. Pickle, Director	236,448	(7)	1.3
Linda L. Singh, Director	—		—
Donald J. Tringali, Director	70,000	(8)	*
Bonnie K. Wachtel, Director	363,800	(9)	2.1

All directors and executive officers as a group	4,035,241	(10)	20.6

* Beneficial Ownership represents less than 1% of the class of shares.

(1) The foregoing percentages are based on the number of shares of our common stock outstanding as of August 2, 2022, of 17,473,262, and for each beneficial owner and all directors and officers as a group includes all options and warrants exercisable within 60 days of August 2, 2022.

(2) The address of Joseph P. Daly is 497 Circle Freeway, Cincinnati, OH 45246. This information was obtained solely from a Schedule 13D/A filed with the SEC on January 14, 2022. Mr. Daly owns 450,000 shares directly and 1,220,500 through EssigPR Inc.

(3) The address of record for all directors and executive officers is care of the Company at 12015 Lee Jackson Memorial Hwy, Ste 210, Fairfax VA 22033.

(4) Includes 1,000,000 shares issuable upon the exercise of options and 750,000 shares issuable upon the exercise of warrants to purchase common stock.

(5) Includes 20,000 shares issuable upon the exercise of options to purchase common stock and 35,000 shares issuable upon the exercise of warrants to purchase common stock.

(6) Includes 40,000 shares issuable upon the exercise of options and 50,000 shares issuable upon the exercise of warrants to purchase common stock.

(7) Includes 40,000 shares issuable upon the exercise of options and 65,000 shares issuable upon the exercise of warrants to purchase common stock.

(8) Includes 20,000 shares issuable upon the exercise of options and 25,000 shares issuable upon the exercise of warrants to purchase common stock.

(9) Includes 40,000 shares issuable upon the exercise of options and 25,000 shares issuable upon the exercise of warrants to purchase common stock.

(10) Includes 1,160,000 shares issuable upon the exercise of options and 950,000 shares issuable upon the exercise of warrants to purchase common stock.

WaveDancer, Inc.	2022 Proxy Statement

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) (“Section 16(a)”) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires executive officers and Directors and persons who beneficially own more than ten percent (10%) of the Company’s common stock to file initial reports of ownership and reports of changes in ownership with the SEC and any national securities exchange on which the Company’s securities are registered. Executive officers, Directors and greater than ten percent (10%) beneficial owners are required by the SEC’s regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on a review of the copies of such forms furnished to the Company, there were no officers, Directors and 10% beneficial owners who failed to file on a timely basis the forms required under Section 16(a) of the Exchange Act.

HOUSEHOLDING OF PROXY MATERIALS

The SEC’s proxy rules permit companies and intermediaries, such as brokers and banks, to satisfy delivery requirements for notices, Proxy Statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single copy of such materials to those stockholders.  This method of delivery, often referred to as “householding,” should reduce the amount of duplicate information that stockholders receive and lower printing and mailing costs.  The Company and certain intermediaries will be householding notices, Proxy Statements and annual reports for stockholders of record in connection with our 2022 Annual Meeting.  This means that:

●	Only one notice, Proxy Statement and annual report will be delivered to multiple stockholders sharing an address unless you notify your broker or bank to the contrary;

●

You can contact the Company by calling (703) 383-3000 or by writing to Corporate Secretary, WaveDancer, Inc., 12015 Lee Jackson Memorial Highway Ste 210, Fairfax, Virginia 22033, to request a separate copy of the notice, Proxy Statement and annual report for the 2022 Annual Meeting and for future meetings or, if you are currently receiving multiple copies, to receive only a single copy in the future, or you can contact your bank or broker to make a similar request; and

●

You can request delivery of a single copy of the notice, Proxy Statement and annual report from your bank or broker if you share the same address as another Company stockholder and your bank or broker has determined to household proxy materials.

OTHER MATTERS

The Board of Directors knows of no other business which will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR

To be considered for inclusion in the Proxy Statement relating to our Annual Meeting of Stockholders to be held in 2023, stockholder proposals must be received no later than June 6, 2023, which is 120 days prior to the anniversary date of the mailing of this Proxy Statement. If we do not receive notice of any matter to be considered for presentation at the Annual Meeting, although not included in the Proxy Statement, by June 6, 2023, management proxies may confer discretionary authority to vote on the matters presented at the Annual Meeting by a stockholder in accordance with Rule 14a-4 under the Exchange Act. All stockholder proposals should be marked for the attention of Gwen Pal, Secretary, WaveDancer, Inc., 12015 Lee Jackson Memorial Highway Ste 210, Fairfax, Virginia 22033.

WaveDancer, Inc.	2022 Proxy Statement

Fairfax, Virginia
August 4, 2022

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (other than exhibits thereto) filed with the SEC, which provides additional information about us, is available on the Internet at www.wavedancer.com and is available in paper form to beneficial owners of our common stock without charge upon written request to Gwen Pal, Secretary, WaveDancer, Inc., 12015 Lee Jackson Memorial Highway Ste 210, Fairfax, Virginia 22033.

By order of the Board of Directors

WAVEDANCER, INC.

By:	/s/ G. James Benoit, Jr.
G. James Benoit, Jr. Chief Executive Officer

WAVEDANCER, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS – SEPTEMBER 13, 2022 AT 10:00 AM

CONTROL ID:
REQUEST ID:

The undersigned stockholder of WAVEDANCER, INC. hereby appoints G. James Benoit, Jr., proxy with full power of substitution to act for and on behalf of the undersigned and to vote all stock outstanding in the name of the undersigned as of the close of business on July 22, 2022, which the undersigned would be entitled to vote if virtually present at the Annual Meeting of Stockholders ("Meeting") to be held Tuesday, September 13, 2022, online at https://agm.issuerdirect.com/WAVD, commencing at 10:00 a.m. (local time), and at any and all adjournments or postponements thereof, upon all matters properly coming before the Meeting.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS

If you vote by phone, fax or internet, please DO NOT mail your proxy card.

	MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
	FAX:	Complete the reverse portion of this Proxy Card and Fax to **202-521-3464.**
	INTERNET:	https://www.iproxydirect.com/WAVD
	PHONE:	1-866-752-VOTE(8683)

Please ensure you fold then detach and retain this portion of this Proxy

ANNUAL MEETING OF THE STOCKHOLDERS OF WAVEDANCER, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

Proposal 1 →	**FOR ALL**	**AGAINST ALL**	**FOR ALL EXCEPT**
Elect two Class I directors of the Company to hold office for a three-year term expiring at the 2025 Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified;	☐	☐	
Linda L. Singh			☐
Bonnie K. Wachtel			☐

CONTROL ID:
REQUEST ID:

Proposal 2 →	**FOR**	**AGAINST**	**ABSTAIN**
Approve, on a non-binding advisory basis, the Company's executive compensation, as described in the Proxy Statement..	☐	☐	☐

Proposal 4 →	**FOR**	**AGAINST**	**ABSTAIN**
Ratification of CohnReznick LLP, an independent registered public accounting firm, as the Company's independent registered public accountants for the fiscal year ending December 31, 2022	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting, and any adjournment or adjournments thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR ALL" NOMINEES IN PROPOSAL 1, "FOR" PROPOSALS 2 AND 4, AND "3 YEARS" FOR PROPOSAL 3

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):

____

____

____

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ____________________, 2022

____

(Print Name of Stockholder and/or Joint Tenant)

____

(Signature of Stockholder)

____

(Second Signature if held jointly)